UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/30/2007

Tesco Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28778

Alberta	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3993 West Sam Houston Parkway North
Suite 100
Houston, TX 77043-1211
(Address of principal executive offices, including zip code)

713-359-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On March 30, 2007 Tesco Corporation issued a press release announcing that its NASDAQ ticker symbol would change to "TESO" effective April 2, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tesco Corporation

Date: March 30, 2007	By:	/s/ James A. Lank
James A. Lank
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Tesco Corporation March 30, 2007 Press Release